SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                         ------------------

                              FORM 8-K

                           CURRENT REPORT



               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report
  (Date of earliest event reported) November 29, 1994


                 FORD CREDIT 1994-A GRANTOR TRUST
     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)

     ---------------------------------------------------------
          (Exact name of registrant as specified in its charter)


DELAWARE                      33-53491            38-2973806
- -----------------------------------------------------------------
(State of other juris-  (Commission File Number)  (IRS Employer
diction of incorporation                           Identification
                                                   No.)


THE AMERICAN ROAD, DEARBORN, MICHIGAN              48121
- --------------------------------------            -------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  OTHER EVENTS

      The monthly distribution of principal and interest to Certificateholders relating to the Ford Credit 1994-A Grantor Trust is contained in the Monthly Report for the Collection Period ended October 31, 1994 provided to Chemical Bank, as trustee, and to the Certificateholders. Such Monthly Report is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


EXHIBITS

DESIGNATION    DESCRIPTION                        METHOD OF FILING

Exhibit 19      Report dated November 15, 1994    Filed with this
                for the month ending              report.
                October 31, 1994 provided to
                Chemical Bank, as trustee
                under the Ford Credit
                1994-A Grantor Trust,
                and to Certificateholders.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                FORD CREDIT 1994-A GRANTOR TRUST
                                  (FORD CREDIT AUTO RECEIVABLES
                                     CORPORATION - ORIGINATOR)



Date:  November 29, 1994                 By:/s/R. P. Conrad
                                         -------------------
                                         R. P. Conrad
                                         Assistant Secretary
                                         of Ford Credit Auto
                                         Receivables Corporation,
                                         originator of Trust

                               EXHIBIT INDEX


DESIGNATION     DESCRIPTION

Exhibit 19      Report for the month ending
                October 31, 1994 provided to
                Chemical Bank, as trustee under
                the Ford Credit 1994-A Grantor
                Trust, and to Certificateholders.